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                                                                    EXHIBIT 10.6

                               PFF BANCORP, INC.
                              1996 INCENTIVE PLAN
                     NON-STATUTORY STOCK OPTION AGREEMENT
                          FOR OFFICERS AND EMPLOYEES

     This agreement ("Agreement") between PFF Bancorp, Inc. ("Company") and
[            ] ("Recipient") shall evidence an award made on
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("Award"). For purposes of this Agreement, the terms contained herein shall have the same meanings as those contained in the PFF Bancorp, Inc. 1996 Incentive
Plan ("Plan"). This Agreement shall be qualified by the terms of the Plan which shall govern, except where this Agreement represents the discretionary determinations of the Committee as permitted in the Plan and where this Agreement represents the interpretation of Plan terms by the Committee as provided in Section 2 of the Plan.

     WHEREAS, a purpose of the Plan is to provide officers and employees of the Company and its affiliates an incentive to achieve the long-term objectives of the Company by providing such key personnel with a proprietary interest in the Company and its affiliates, including Pomona First Federal Bank & Trust ("Bank"); and

     WHEREAS, the Committee has determined to grant the Recipient an option to purchase shares of common stock of the Company ("Common Stock") ("Option"), which Option is not intended to be an Incentive Stock Option under the Internal Revenue Code of 1986, as amended (the "Code"), such grant being made under the terms of the Plan;

     THEREFORE, to evidence the grant of this Option, and subject to the terms and conditions of the Plan and this Agreement, the Company and the Recipient hereby agree as follows:

     1.  Grant of Award. This Agreement hereby evidences and confirms the
         --------------
grant to the Recipient on                 ("Date of Grant"), of a Non-Statutory
                         -----------------
Stock Option to purchase           shares of Common Stock at an exercise price
                        -----------
of $        per share (the "Exercise Price"), which was the Fair Market Value
    -------
of the underlying shares of Common Stock on the Date of Grant. Simultaneously with the grant of this Non-Statutory Stock Option, this Agreement hereby evidences and confirms the grant of related Limited Rights and Equitable Adjustment Rights as described under Paragraphs 5 and 6 below.

     2.  Term of Option. The term of the Option shall not exceed a period of 10
         --------------
years, beginning on           , and ending on                 .
                    ----------                ----------------

     3.  Vesting of Option. Except as provided in paragraph 10 herein, the
         -----------------
Option shall vest and become exercisable on a cumulative basis in equal installments at a rate of twenty percent (20%) per year commencing on and twenty percent (20%) on each
--------------------                                  ----------------------

thereafter. Underlying fractional shares shall be aggregated and shall vest in the last installment of the Option on the last
                                              --------------------------------
on which the Award vests. Except in the case of death or Disability, the Option may be earned by the Recipient only while serving as an officer or employee
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of the Company or the Bank. In the event the Recipient's service or employment is terminated for any reason other than death, Disability or Termination for Cause, an Option will be exercisable only as to those shares that were immediately exercisable by the Recipient at the date of termination and only for a period of one year following termination. Notwithstanding any provisions set forth in the plan, in the event of termination for Disability or death, all Options will immediately vest and be exercisable for one year after such termination, and in the event of Termination for Cause all rights under the Recipient's Option will expire immediately upon termination.

          If the Recipient's service or employment terminates due to death or Disability, all options subject to this Agreement shall be deemed vested as of the Recipient's last day of service or employment with the Company or an affiliate and be exercisable for one year after such date.

     4.   Manner of Exercise of the Option.
          --------------------------------

          (a)    Notice. The Option or any portion thereof may be exercised by
                 ------
written notice pursuant to Paragraph 11 hereof delivered to the Company signed by the Recipient or the person or persons eligible to exercise the Option under the terms of this Agreement and the Plan. Such notice shall state the number of shares of Common Stock with respect to which the Option is being exercised, the nature of the Option being exercised (i.e., Incentive Stock Option or Non-statutory Stock Option), Exercise Price and such written covenants, agreements and representations as the Committee administering the Plan may from time to time deem necessary or desirable in order to ensure compliance with applicable laws, regulations or governmental authority and requirements of any stock market or exchange upon which the Common Stock is traded. Such notice shall be accompanied by payment of the full Exercise Price. In the event the Option is exercised by any person other than by the Recipient pursuant to this Agreement and the terms of the Plan, the notice of exercise of the Option shall be accompanied by proof satisfactory to the Committee administering the Plan of the right of such person to exercise the Option. As soon as practicable after such notice and payment shall have been received, the Company shall deliver a certificate or certificates representing the number of shares of Common Stock with respect to which the Option was exercised in the name of the person or persons exercising the Option.

          (b)    Consideration. Payment of the Exercise Price shall be made in
                 -------------
cash or upon operation of an Alternative Option Payment Mechanism set out in
Section 13 of the Plan. All shares of Common Stock that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

          (c)    No Stockholder Rights Before Exercise. The Recipient shall not
                 -------------------------------------
be entitled to any rights as a stockholder with respect to such shares of Common Stock being acquired pursuant to the exercise of the Option unless and until certificates evidencing such Common Stock are issued. No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificates are issued except pursuant to the related Equitable Adjustment Right, as provided in Paragraph 6 hereof, or as otherwise provided in Paragraph 11.

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          (d) Exercise Period. Subject to the condition that the Option shall
              ---------------
not be exercisable for more than ten years from the date of grant, the Recipient may exercise the Option only while in the continuous employ or service of the Company or its affiliates, or within one year after the last day on which the Recipient is employed by or in service with the Company or its affiliates (unless the Recipient is terminated for Cause or on account of death or Disability). The grant of the Option shall impose no obligation upon the Recipient to exercise all or any portion of the Option. If the Recipient's employment is terminated by reason of Disability or death, the Recipient or his or her beneficiary or personal representative, shall have the right to exercise the Option for all of the shares covered by the Option for a period of one year from the last day on which the Recipient is employed by the Company or its affiliates. In the event of Termination for Cause all rights under the Incentive Stock Options shall expire immediately upon termination.

     5.    Limited Rights. The Recipient, for each share underlying the Option
           --------------
granted in Paragraph 1 herein, has also been granted one Limited Right, subject to the terms and conditions set out in Section 8 of the Plan and the following:

          (a) In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the Date of Grant. A Limited Right may be exercised only in the event of a Change in Control of the Company.

          (b) The Limited Right may be exercised only when the related Option is eligible to be exercised, and only when the Fair Market Value of the underlying shares on the date of exercise is greater than the Exercise Price of the related Option.

          (c) Upon exercise of a Limited Right, the Option with respect to such underlying shares shall cease to be exercisable. Upon exercise or termination of this Option, the Limited Rights for the related shares shall terminate. The Limited Rights shall be for no more than 100% of the difference between the Exercise Price and the Fair Price and the Fair Market Value of the shares of underlying Common Stock remaining subject to this Option when the Limited Right is exercised. The Limited Right is transferable only when this Option is transferable and under the same conditions:

          (d) Upon exercise of a Limited Right, the Recipient shall promptly receive from the Company an amount of cash or some other payout alternative set forth under Section 13 of the Plan equal to the difference between the Exercise Price on the Date of Grant of the Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised. Payments shall be less any applicable tax withholding as set forth in Section 18 of the Plan.

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     6.    Equitable Adjustment Right. In connection with each Option granted in
           --------------------------
Paragraph 1 herein, an Equitable Adjustment Right has been granted in accordance with Section 11 of the Plan. Upon the payment of an Extraordinary Dividend (as such term is defined in Section 10(c) of the Plan), the Committee may adjust the number of shares and/or the Exercise Price of the related Options underlying the Equitable Adjustment Right, as the Committee deems appropriate.

     7.    Compliance with the Federal Securities Laws. Notwithstanding anything
           -------------------------------------------
herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificate evidencing shares of Common Stock purchased pursuant to the exercise of the Option, unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations and governmental authority and requirements of any exchange or stock market upon which the Common Stock is traded or listed. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) (the "Securities Act") or to take any other affirmative action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

     Also under current law, depending upon the nature of the Recipient's transactions in the Common Stock, the grant of the option and/or sale of the underlying shares may be deemed to be a purchase and sale, respectively, under
Section 16 of the Securities Exchange Act of 1934, as amended, ("Exchange Act") and therefore may incur short swing profit recovery under this Act and the regulations promulgated thereunder. If the Recipient is subject to Section 16, he or she should consult with the Company or his or her own counsel prior to the sale of Common Stock received pursuant to this Award.

     8.    Non-Transferability. Except as permitted under the Code and the rules
           -------------------
promulgated pursuant to Section 16(b) of the Exchange Act or any successor statues or rules, no Award under this Agreement shall be transferable by the Recipient other than by will or the laws of intestate succession or pursuant to a qualified domestic relations order unless determined otherwise by the Committee.

     9.    Designation of Beneficiary. The Recipient may designate a person or
           --------------------------
persons to receive, in the event of death, any rights that may be available to the Recipient pursuant to the Plan under this Agreement. Such designation must be made in writing and delivered to the Company and may be revoked by the Recipient in writing. If the Recipient fails effectively to designate a beneficiary, then the Recipient's estate will be deemed to be the beneficiary. The Recipient may designate a beneficiary or beneficiaries in this Agreement or otherwise in writing to the person designated in Paragraph 11 hereof.

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     10. Dilution and Other Adjustments. In the event of any change in the
         ------------------------------
outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination, or exchange of shares or other similar corporate change or other increase or decrease in such shares without receipt or payment of consideration by the Company, the Committee will make such proportionate and equitable adjustments to the Option and to the Exercise Price per share covered by the Option as provided for in Section 17 of the Plan to prevent dilution or enlargement of the rights of the Recipient under this Agreement.

     11. Notice. Any notice required or permitted under this Agreement shall be
         ------
deemed given when delivered in person or when mailed by registered mail with return receipt requested to the Company addressed to PFF Bancorp, Inc., 350 South Garey Avenue, Pomona, California 91766 ATTN: Chief Executive Officer, (or, if the Recipient is the Chief Executive Officer, "ATTN: Secretary") and to the Recipient or beneficiary at the addresses given below or at such address as the Recipient may subsequently designate in writing to the Company.

     12. Modification and Waiver. Neither this Agreement nor any provision
         -----------------------
hereof can be changed, modified, amended, terminated or waived orally or by any course of dealing or purported course of dealing, but only by an agreement in writing signed by the Recipient or his legal representative and the Company. The waiver of or failure to enforce any breach of this Agreement shall not be deemed to be a waiver or acquiescence in any other breach thereof. Nothing herein, however, shall be construed to prevent the Board of Directors at any time, and from time to time, to terminate, modify or amend the Plan in any respect, prospectively or retroactively; provided, however, no such termination, modification or amendment may affect the rights of the Recipient under this Agreement without the written permission of such Recipient.

     13. Governing Law. This Award shall be governed by and construed in
         ------------
accordance with the laws of the State of Delaware and applicable federal law.

     14. Withholding. There shall be deducted from each distribution of cash
         -----------
and/or Common Stock under the Plan an amount of cash or stock relating to withholding tax, if any, imposed by any federal or state government in accordance with Section 18 of the Plan.

     15. Rights of the Recipient. Nothing in the Plan or this Agreement confers
         -----------------------
on the Recipient any right to continue in the employment of the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate the Recipient's services as an employee at any time.

     16. Recipient Acknowledgment. The Recipient hereby acknowledges that all
         ------------------------
decisions, determinations and interpretations of the Board of Directors, or the Committee thereof, in respect of the Plan and this Award shall be final and conclusive.

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     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and said Recipient has hereunto set his hand, the day and year first above written.

                                    PFF BANCORP, INC.


                                    ------------------------------------------
                                    President and
                                    Chief Executive Officer


-------------------------------     ------------------------------------------
Witness                             Recipient

Date:
      -------------------------     ------------------------------------------
                                    Address

                                    ------------------------------------------
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     I hereby designate as my Beneficiary under the terms of the Plan the following person(s) in the designated portions:

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Date:                             Signed:
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Witness
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